UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2011

FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Boulevard, Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (323) 466-5151

180 Madison Avenue, New York, NY 10016
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2011, Frederick’s of Hollywood Group Inc. (“Company”) entered into stock option and restricted stock agreements with each of its executive officers and non-employee directors to provide for the following issuances of options and shares to such individuals:

Name	Position	Number of Options	Number of Restricted Shares
Thomas J. Lynch	Chairman and CEO	84,000	36,000
Linda LoRe	President	42,000	18,000
Thomas Rende	Chief Financial Officer	35,000	15,000
Peter Cole	Director	17,500	7,500
John L. Eisel	Director	17,500	7,500
William F. Harley	Director	17,500	7,500
Milton J. Walters	Director	17,500	7,500

The options and shares of restricted stock were issued under the Company’s 2010 Long-Term Incentive Equity Plan that was approved at the Company’s Annual Meeting of Shareholders held on January 12, 2011.  The options and shares of restricted stock vest in equal annual installments on each of January 12, 2011, 2012 and 2013, provided the respective officer or director continues to remain in his or her position with the Company at such times.  The options have an exercise price of $1.05 per share and expire on January 11, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 12, 2011, the Company held its Annual Meeting of Shareholders in New York City.  At the Annual Meeting, the Company’s shareholders voted on two proposals.  Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1.           To elect six directors to serve for the ensuing one-year period and until their successors are elected and qualified.

Nominee	Votes For	Votes Withheld
Peter Cole	31,406, 358	685,701
John L. Eisel	31,647,348	444,711
William F. Harley	31,656,439	435,620

Nominee	Votes For	Votes Withheld
Linda LoRe	31,488,491	603,568
Thomas J. Lynch	31,488,408	603,651
Milton J. Walters	31,702,101	389,958

2.           To approve the Company’s 2010 Long-Term Incentive Equity Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

29,916,684	1,103,256	1,072,119	0

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits:

10.1	Form of Stock Option Agreement for Employees

10.2	Form of Stock Option Agreement for Non-Employee Directors

10.3	Form of Restricted Stock Agreement for Employees

10.4	Form of Restricted Stock Agreement for Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2011		FREDERICK’S OF HOLLYWOOD GROUP INC.

	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer
(Principal Financial and Accounting Officer)